Disruption is inevitable. Jerrick innovates.

Forward Looking Statements

This presentation includes forward-looking statements that are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company’s progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management’s opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described.

The company’s operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company’s periodic filings with the US Securities and Exchange Commission. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Any securities which may be offered by the company as contemplated by the terms described herein will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration afforded by Section 4(2) of the Securities act and Regulation D, Rule 506 promulgated thereunder. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the Securities and Exchange Commission or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by the company is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment.

$116 Billion

PwC forecasts that the online advertising market will grow 9.9% a year to be a $116 billion market by 2021.

While growth is steady, ad dollars buy less and less effectiveness.

Jerrick has solutions.


humans
Home
Advice
Dating
Love
Humanity
Breakups
All Tags
10 Ways to Become a Better Partner
by OSSIANA TEPFENHART 11 days ago in ADVICE
Are you being all you can be for the one you love? Here are some ways to become a better partner for them.
Sponsored by
Your brand here
Photo by Rahul Anil
If you love your partner, and I mean really, truly, love them, then you want to be the best person you can be for them. That's the beauty of love, isn't it?

What is Jerrick?

Jerrick embarks on ambitious projects that solve for the global challenges facing today's media landscape.

Jerrick is the parent company behind Vocal, its flagship product.

Our guiding principles:

We recognize that traditional advertising methodology is broken and our mission is to fix it.	We recognize that there is a new generation of creators and influencers awaiting discovery and amplification.
We recognize that first to market isn't always a benefit. We innovate on proven concepts.	We recognize that creating scalable solutions allows for adaption to other use cases.

Why We're Public

As a public entity, Jerrick's culture promotes transparency and accountability to all stakeholders:

Our disruptive platforms solve for gaps in the marketplace, filling a real need.	We create shareholder value through predictable revenue generation.	Our disciplined team of talent seeks data based decision making to uncover undiscovered opportunities.

Introducing Vocal

Vocal is a platform to discover and support a new generation of creators and their stories.


Select a topic
Culture
Arts + Entertainment
Food + Drink
Health + Wellness
Home + Travel
Business + Education
News + Politics
Science + Tech
Love + Relationships
Lifestyle

The Problem

A fraction of content creators are paid. Brands struggle to reach the right audience.

There is no single platform that facilitates both.

Where should content be published?

How to monitor and monetize content?

Traditional advertising for brands is broken

The Solution

Vocal is the answer.

- SEO and social content to build audiences
- Built-in monetization features to pay creators
- Designed as a next-gen advertising platform

Market Validation / Size

Aligned with Jerrick's guiding principles, Vocal leverages and innovates on proven concepts providing creators with a next generation platform, advanced monetization abilities, while also allowing brands to access highly targeted audiences.

Medium	PATREON	Reddit
7,500,000 Stories published	**3,400,000** Individual pledges	**250,000,000** Users
$600M Valuation	**$450M** Valuation	**$1.8B** Valuation
Market positioning • Targeted to writers • Limited monetization for creators • Limited solutions for brands	Market positioning • Targeted to all creators • Limited tools for creators • Subscription based monetization	Market positioning • Targeted to curators • Limited tools for creators • Limited monetization for creators

How Vocal Works



Draft
Submit for Review
only an icon for the role of gender in education but a beacon of hope for human rights around the world.
Gloria Steinem
Add a caption (optional)

Create effortlessly with a best-in-class editor.



Choose a community to submit your story:
01
Beat
CRIMINAL
families
FEAST
FUTURISM
GAMERS
humans
journal

Submit to one of the niche communities.



Vocal
Home Culture Arts + Entertainment Food + Drink All Topics
Your Stats
126,926
Total Views
$492.13
Total Gifts
$62
Total Gifts
$272.49
Balance
Connect with Stripe
Stories Payments Gifts
$10: Do You Want to Know a Secret?
September 2017
$20: 5 Things That Can Be Done to Revive Toxic Work Culture

Start monetizing through engagement and gifts.

Vocal's Net-work

Vocal's network is comprised of 32 genre specific niche communities and growing.


01
Beat
BLUSH
CLEATS
CRIMINAL
Education
families
FEAST
Filthy.
FUTURISM
GAMERS
GEEKS
HORROR
humans
journal
LIFEHACK
LONGEVITY
MOTIVATION
PetLife
PHOTOGRAPHY
Poets
Potent
PROOF
psyche
SERVE
chain
SWAMP
trader
UNBALANCED
VIVA
WANDER
WHEEL
20+ more communities in 2018

Growth

Since launching in December 2016, Vocal has experienced exponential growth.

As of 2/28/18:

493 Stories Submitted Per Day	180,000 Active Content Creators
6,300,000 Monthly Pageviews in Network	32 Genre Specific Communities

Data provided by Google Analytics and Vocal

Creator Growth Metrics


New Creators (per day)
Submissions (per day)
800
720
640
560
480
400
320
240
160
80
0
Jan 2017
Feb 2018

Data provided by Google Analytics and Vocal

Reader Growth Metrics


Pageviews (per day)
Sessions (per day)
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Jan 2017
Feb 2018

Data provided by Google Analytics and Vocal

Adoption Strategy

Vocal's user acquisition strategy is algorithmically enhanced through actionable data and insights created by Jerrick's in-house quant group.


User Acquisition
User Optimization
Inbound Marketing
UI/UX Design
Content Amplification
A/B Testing
SEO
SEO Optimization
Social Campaigns
Customer Support
Brand Ambassadors
Analytics
Strategic Partnerships
Performance
$0.60- $0.80 Creator Acquisition Cost
$0.015 - $0.025 Reader Acquisition Cost

Revenue Model

Jerrick generates revenue through Vocal's diversified and scalable business strategy.



Branded Content
Affiliated Sales
Q1 2018
In-House Agency Production
Platform Processing Fees
Q2 2018
SaaS Subscriptions
Self-Serve Native Advertising
Q3 2018

Sponsored Content

Sponsor top stories.

Vocal connects brands with our highest performing in-house stories, optimized for SEO and social. Ideal for brand awareness, with rapid implementation and successful KPIs.


humans
Home Advice Dating Love Humanity Breakups All Tags
10 Ways to Become a Better Partner
by OSSIANA TEPFENHART 11 days ago in ADVICE
Are you being all you can be for the one you love? Here are some ways to become a better partner for them.
Sponsored by
Your brand here
Photo by Rahul Anil
If you love your partner, and I mean really, truly, love them, then you want to be the best person you can be for them. That's the beauty of love, isn't it?

Branded Content

Native brand promotion.

Custom stories produced by Vocal's in-house creative agency. Whether a feature, multi-series, or collection, this native content highlights brand awareness and conversion optimization.


Home Tech News Future Gadgets List Fact O
All Tags
OLLY
heyolly.com/
Olly
Meet Olly: The World's First Robot with Personality
Ossiana Tepfenhart
5 days ago

Branded Contest

Engage directly with a targeted audience.

Contests are a great way that Vocal forges a direct link between your brand and its creators. Vocal's team will develop, maintain, promote and monitor your contest - the ultimate version of brand engagement.


FUTURISM
Home Science Humanity Science Fiction Future All Tags
Robot Origin Story Science Fiction Contest
by VOCAL STAFF a few seconds ago in ANIME / APPAREL
Create the ultimate origin story for this robot and win your own robot, swag and a gift card!
Vocal has teamed up with Futurism to create #RobotSciFiContest. Your challenge is to create a 600 to 5,000 word story about this robot's origin for a chance to win a robot, swag and a gift card.
In order to submit, please create a free account at

Vocal's Roadmap

Our mission is to build the best social publishing platform.

Here is the future.

Q1 2018	Network Search Functionality	Referral Program	Import Tool
Q2 2018	Editor Updates	Following / Sentiment	New Creator Monetization Tools
Q3 2018	SaaS / Subscription Service	Machine Learning Curation Algorithms	Monetization Integrations
Q4 2018	Audience Analytics Updates	Artificial Intelligence Engine	Open API

2018 Vocal Projections

With a well-received launch, exponential growth, ongoing product updates and a clear roadmap for the future, there is no limit for Vocal.

2000 Stories Published Per Day	**1,000,000** Active Content Creators
20,000,000 Monthly Unique Visitors in Network	**50+** Genre Specific Communities

The Jerrick Team

A passionate and experienced team building technology for the future.



Jeremy Frommer
CEO



Rick Schwartz
Founder



Justin Maury
Head of Design



Julio Castilla
Head of Technology

Thinkmill
Development Team

25+
Employees

Opportunity

We increase effectiveness of online advertising and content marketing.

PwC forecasts that the online advertising market will grow 9.9% a year to be a $116 billion market by 2021.

Our proprietary Vocal.media platform is designed to enhance and monetize the experience for both content creators and brands.

We have an accomplished management team.

Readership and adoption are growing rapidly.

Jerrick

OTCQB: JMDA

Vocal
202 S. Dean Street
Englewood, NJ 07631
tel: 201.258.3770
info@jerrick.media